UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-7091

Dreyfus Florida Municipal Money Market Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	6/30

Date of reporting period:	12/31/03

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Florida Municipal Money Market Fund

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
19	Financial Highlights
20	Notes to Financial Statements
F O R M O R E I N F O R M AT I O N
Back Cover

Dreyfus Florida Municipal Money Market Fund

The Fund

L E T T E R F R O M T H E C H A I R M A N

Dear Shareholder:

This semiannual report for Dreyfus Florida Municipal Money Market Fund covers the six-month period from July 1, 2003, through December 31, 2003. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Joseph Irace.

Yields of tax-exempt money market instruments remained near historical lows during the second half of 2003, after the Federal Reserve Board (the “Fed”) reduced short-term interest rates in late June to their lowest level since 1958. Although the Fed refrained from reducing interest rates further during the remainder of the year, it repeatedly reaffirmed its commitment to keeping interest rates low.

However, recent developments suggest to us that interest rates are more likely to rise in 2004 than to drop further, and we continue to believe that tax-exempt money market funds deserve consideration for the “liquid” portion of tax-conscious investors’ portfolios. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest the Dreyfus funds designed to meet your current needs, future goals and tolerance for risk.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter

Chairman and Chief Executive Officer The Dreyfus Corporation

January 15, 2004

D I S C U S S I O N O F F U N D P E R F O R M A N C E

Joseph Irace, Portfolio Manager

How did Dreyfus Florida Municipal Money Market Fund perform during the period?

For the six-month period ended December 31,2003,the fund produced an annualized yield of 0.47%.Taking into account the effects of compounding, the fund produced an annualized effective yield of 0.47%.1

The fund’s performance was primarily the result of declining short-term interest rates during the first half of 2003. Despite a stronger economy during the second half of the year, the Federal Reserve Board (the “Fed”) repeatedly reiterated its commitment to keeping interest rates low, and tax-exempt yields generally remained unchanged during the reporting period.

What is the fund’s investment approach?

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

To pursue this goal, the fund normally invests at least 80% of its net assets in municipal obligations that provide income exempt from federal income tax, and which enable the fund’s shares to be exempt from the Florida intangible personal property tax. In so doing, we employ two primary strategies. First, we attempt to add value by constructing a portfolio of high-quality, tax-exempt money market instruments in which the fund invests. Second, we actively manage the fund’s average maturity in anticipation of what we believe are supply-and-demand changes in Florida’s short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the fund, which could enable the fund to take advantage of opportunities when short-term supply increases. Yields generally tend to rise when there is an increase in new-issue supply competing for investor interest. New securities that are generally

T h e F u n d

D I S C U S S I O N O F F U N D P E R F O R M A N C E (continued)

issued with maturities in the one-year range may in turn cause us to lengthen the fund’s average maturity. If we anticipate limited new-issue supply, we may then look to extend the fund’s average maturity in an effort to take advantage of then-current opportunities. At other times, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund’s performance?

By the time the reporting period began, the nation and Florida had already begun to emerge from an extended cycle of economic weakness. A veil of uncertainty was lifted from the U.S. economy several months before the start of the reporting period, when it became clear that major combat in Iraq would be over quickly.As a result, investors’ economic expectations improved and the stock market began to rally. Nonetheless, citing potential deflationary pressures and rising unemployment, the Fed reduced short-term interest rates further in late June 2003, just before the start of the reporting period, driving the federal funds rate to a 45-year low of 1%.

When more evidence of sustainable economic growth emerged during the summer of 2003, longer-term bond prices fell sharply. However, because money market yields were anchored by the 1% federal funds rate and the Fed affirmed its commitment to an accommodative monetary policy, yields of tax-exempt money market securities remained relatively stable.

Although the weak economy affected all states to some degree during the reporting period, Florida has fared better than most. The state’s economy continues to be supported by tourism, which has recovered toward record levels since experiencing a sharp drop after September 11. As a result, sales tax revenues recently have exceeded budgeted forecasts, enabling the state to add to its Budget Stabilization Fund.

As typically occurs in Florida money market funds, assets surged during December as Florida residents sought to manage their potential intangible-tax liabilities.We prepared for the inflow by maintaining a relatively long weighted average maturity in late November and early

December. We achieved this position by complementing the fund’s core holdings of variable-rate demand notes (VRDNs) on which yields are reset weekly with investments in a “laddered” portfolio of municipal notes and commercial paper with maturities in the three- to nine-month range. As new money flowed into the fund, we generally invested it in VRDNs on which yields are reset daily, giving us the liquidity we need to satisfy the redemptions we expect in January 2004.

What is the fund’s current strategy?

Due to encouraging signs of a more robust U.S. economy, we are hopeful that short-term interest rates have bottomed and that we may begin to see more opportunities for higher yields.

In the meantime, we continue to focus on a diverse array of tax-exempt money market instruments, including many backed by insurance and bank letters of credit. In our view, this is a prudent strategy as investors adjust to a stronger economic environment.

January 15, 2004

  Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Some income may be subject to the federal alternative minimum tax (AMT) for certain investors.An investment in the fund is not insured or guaranteed by the FDIC or the U.S. government.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.Yield provided reflects the absorption of fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s yield would have been lower.

T h e F u n d

S TAT E M E N T O F I N V E S T M E N T S

D e c e m b e r 3 1 , 2 0 0 3 ( U n a u d i t e d )

	Principal
Tax Exempt Investments—97.6%	Amount ($)		Value ($)

Alachua County Health Facilities Authority, Health Care
Care Facilities Revenue, VRDN (Oak Hammock
University Project) 1.32% (LOC; BNP Paribas)	3,600,000	[a]	3,600,000
Alachua County School District, GO Notes, Refunding
2%, 7/1/2004 (Insured; FGIC)	3,050,000		3,063,551
City of Boca Raton, Water and Sewer Revenue
Refunding 2.50%, 10/1/2004	375,000		378,757
Broward County:
GO Notes, Refunding:
4.50%, 1/1/2004	400,000		400,032
5%, 1/1/2004	175,000		175,017
IDR, VRDN:
(GB Instruments Inc. Project)
1.38% (LOC; Bank of America)	2,380,000	[a]	2,380,000
(Rex Three Inc. Project)
1.30% (LOC; Wachovia Bank)	2,400,000	[a]	2,400,000
Solid Waste Systems Revenue, Refunding
1.75%, 7/1/2004	4,095,000		4,101,033
Broward County Airport Exempt Facility, Revenue, VRDN
(Learjet Inc. Project) 1.40% (LOC; Bank of America)	1,300,000	[a]	1,300,000
Broward County Housing Finance Authority, VRDN:
MFHR:
(Golf View Gardens Apartments Project)
1.37% (LOC; Regions Bank)	8,850,000	[a]	8,850,000
Refunding (Island Club Apartments)
1.27% (Liquidity Facility; FHLMC)	3,835,000	[a]	3,835,000
SFMR, Merlots Program 1.26% (Insured: FNMA
and GNMA andLiquidity Facility; Wachovia Bank)	50,000	[a]	50,000
Broward County School District, GO Notes
Refunding, 2.50%, 2/15/2004	200,000		200,315
Cape Coral Health Facilities Authority, Healthcare
Facilities Revenue, Refunding (Gulf Care Inc. Project)
5.40%, 10/1/2004 (Insured; Radian Bank)	160,000		164,499
Capital Projects Finance Authority, Continuing
Care Retirement Revenue, VRDN (Glenridge on
Palmer Ranch) 1.32% (LOC; Bank of Scotland)	17,500,000	[a]	17,500,000
Charlotte County School District, GO Notes, Refunding
2%, 3/1/2004 (Insured; FSA)	1,000,000		1,001,431
Collier County Health Facilities Authority, HR, VRDN
(Cleveland Clinic) 1.30% (LOC; JPMorgan Chase Bank)	7,525,000	[a]	7,525,000
Dade County, Water and Sewer Systems Revenue
4.70%, 10/1/2004 (Insured; FGIC)	200,000		205,270

6

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Dade County Educational Facilities Authority, College and
University Revenue, Refunding (University of Miami)
4.75%, 4/1/2004 (Insured; MBIA)	565,000		570,083
Dade County Industrial Development Authority, VRDN
Refunding (Florida Power and Light Co. Project):
Exempt Facilities Revenue 1.26%	1,000,000	[a]	1,000,000
PCR 1.35%	1,400,000	[a]	1,400,000
Dade County School Board, Revenue, COP
5.375%, 5/1/2004 (Insured; MBIA)	200,000		202,867
Dade County School District, GO Notes
5.50%, 8/1/2004 (Insured; MBIA)	1,000,000		1,025,328
Dade County Solid Waste Systems
Special Obligation Revenue, Refunding
5.25%, 10/1/2004 (Insured; AMBAC)	100,000		102,981
Delray Beach:
GO Notes, Refunding, Decade of Excellence Program
3%, 2/1/2004 (Insured; FSA)	200,000		200,312
Utilities Tax Revenue, Refunding
3%, 6/1/2004 (Insured; FSA)	500,000		503,820
Escambia County Housing Finance Authority, SFMR, VRDN
Merlots Program 1.26% (Insured: FNMA and GNMA
and Liquidity Facility; Wachovia Bank)	3,380,000	[a]	3,380,000
First Governmental Financing Commission, Revenue
Refunding and Improvement 2% 7/1/2004
(Insured; AMBAC)	225,000		226,000
State of Florida, GO Notes (Department of
Transportation Right of Way Project) 2.50%, 7/1/2004	1,655,000		1,666,846
Florida Board of Education:
GO Notes:
3%, Series B, 6/1/2004	1,085,000		1,093,725
3%, Series I, 6/1/2004	2,745,000		2,767,593
Refunding 4%, 6/1/2004	300,000		303,703
Lottery Revenue 5%, 7/1/2004 (Insured; FGIC)	100,000		101,921
Florida Board of Education Capital Outlay, GO Notes:
5.30%, 6/1/2004	100,000	[b]	102,686
5.50%, 6/1/2004	135,000		137,395
5.625%, 6/1/2004	200,000		203,644
5.80%, 6/1/2004	1,155,000	[b]	1,189,017
6%, 6/1/2004	250,000		254,952
6.10%, 6/1/2004	585,000	[b]	602,781
6.50%, 6/1/2004	500,000		511,326
Refunding 5%, 6/1/2004	100,000		101,568

	T h e		F u n d

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Florida Division of Bond Finance, General Services Revenue
(Department of Environment Protection and Preservation):
5%, 7/1/2004 (Insured; FGIC)	150,000		152,890
5.75%, 7/1/2004 (Insured; FGIC)	135,000		138,103
Refunding 4.50%, 7/1/2004 (Insured; AMBAC)	475,000		482,942
Florida Department of Environmental Protection
Preservation Revenue 5.25%, 7/1/2004 (Insured; FGIC)	175,000		178,591
Florida Development Finance Corporation, IDR, VRDN:
(Air Technology)
1.35% (LOC; Wachovia Bank)	2,000,000	[a]	2,000,000
(Byrd Technologies Inc.)
1.35% (LOC; Wachovia Bank)	1,510,000	[a]	1,510,000
(Downey Glass Industries)
1.35% (LOC; Wachovia Bank)	1,020,000	[a]	1,020,000
(Energy Planning Associates)
1.35% (LOC; Wachovia Bank)	1,480,000	[a]	1,480,000
(Florida Steel Project)
1.35% (LOC; Wachovia Bank)	1,095,000	[a]	1,095,000
(Inco Chemical Supply Co.)
1.35% (LOC; Wachovia Bank)	1,940,000	[a]	1,940,000
(Increte LLC Project)
1.35% (LOC; Wachovia Bank)	2,600,000	[a]	2,600,000
(Kelray Real Estate Project)
1.35% (LOC; Wachovia Bank)	990,000	[a]	990,000
(Retro Elevator Corp. Project)
1.35% (LOC; Wachovia Bank)	945,000	[a]	945,000
(Sun and Skin Care Resource Project)
1.35% (LOC; Wachovia Bank)	880,000	[a]	880,000
(Trese Inc. Project)
1.35% (LOC; Wachovia Bank)	1,400,000	[a]	1,400,000
(University of Southern Florida Foundation)
1.35% (LOC; SunTrust Bank)	1,160,000	[a]	1,160,000
Florida Education System, Housing Revenue
(Florida Atlantic University) 3%, 7/1/2004 (Insured; FGIC)	510,000		514,795
Florida Gulf Coast University Foundation Inc.
COP, College and University Revenue, VRDN
1.25% (LOC; Wachovia Bank)	2,150,000	[a]	2,150,000
Florida Higher Educational Facilities Financial Authority
Revenue, VRDN (St. Thomas University Project) 1.31%
(LOC; SunTrust Bank)	6,630,000	[a]	6,630,000
Florida Housing Finance Agency:
Housing Revenue, VRDN (Caribbean Key)
1.17% (Insured; FNMA)	10,400,000	[a]	10,400,000
SFMR, Refunding 6%, 7/1/2004	135,000		138,058

8

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Florida Housing Finance Corporation, MFHR, VRDN:
(Bridgewater Club)
1.13% (LOC; SunTrust Bank)	3,000,000	[a]	3,000,000
(Falls of Venice Project)
1.32% (LOC; FNMA)	8,565,000	[a]	8,565,000
(Stuart Pointe Apartments)
1.13% (LOC; SunTrust Bank)	4,000,000	[a]	4,000,000
Florida Rural Utility Financing Commission, Revenue
(Public Projects Construction) 2%, 7/1/2004	4,025,000		4,042,860
Florida Water Pollution Control Financing Corporation
Revenue (Water Pollution Control) 5%, 1/15/2004	1,395,000		1,397,036
City of Fort Lauderdale:
Sales Tax Revenue
4%, 9/1/2004 (Insured; FGIC)	200,000		203,838
Water and Sewer Revenue
2%, 3/1/2004 (Insured; MBIA)	215,000		215,314
Fort Pierce Redevelopment Agency, Redevelopment
Revenue, 2%, 5/1/2004 (Insured; AMBAC)	530,000		531,491
City of Gainesville, Utilities System Revenue
4%, 10/1/2004	1,200,000		1,226,105
Gulf County School District, Sales Tax Revenue
5%, 6/1/2004 (Insured; Radian Bank)	120,000		121,834
Hillsborough County, Community Investment Tax Revenue
(Jail Project) 4%, 5/1/2004 (Insured; FGIC)	390,000		393,819
Hillsborough County Aviation Authority, Revenue
VRDN, Merlots Program 1.26%
(Insured; MBIA and Liquidity Facility; Wachovia Bank)	2,000,000	[a]	2,000,000
Hillsborough County Port District, Revenue
Refunding (Tampa Port Authority)
4.25%, 6/1/2004 (Insured; MBIA)	200,000		202,510
Hillsborough County School Board, LR, COP
Master Lease Program
4.25%, 7/1/2004 (Insured; MBIA)	250,000		253,885
Inland Protection Financing Corporation, Special
Obligation Revenue 5%, 1/1/2004 (Insured; FSA)	1,720,000		1,720,172
JEA, St. John’s River Power Park Systems Revenue
Refunding 4%, 10/1/2004	1,235,000		1,260,751
City of Jacksonville:
Heath Care Facilities Revenue, CP
(Mayo Foundation) 1%, 1/15/2004	3,170,000		3,170,000
IDR, VRDN (University of Florida Health Science Center)
1.30% (Liquidity Facility; Bank of America)	1,600,000	[a]	1,600,000

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S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Jacksonville Economic Development Commission:
Healthcare Facilities Revenue 1.23%, 12/1/2004
(LOC: Fortis Bank and JP Morgan Chase Bank)	6,900,000		6,900,000
IDR, VRDN (Load King Manufacturing Co. Inc. Project)
1.45% (LOC; Southtrust Bank)	3,200,000	[a]	3,200,000
Jacksonville Electric Authority, Electric Revenue:
Refunding (St. John’s River) 6%, 10/1/2004	200,000		207,119
VRDN (Sub Electric System):
1.25% (Liquidity Facility; Bank of America)	4,560,000	[a]	4,560,000
1.25% (Liquidity Facility; Dexia Credit Locale)	8,435,000	[a]	8,435,000
1.25% (Liquidity Facility; WestLB AG)	4,100,000	[a]	4,100,000
1.25%, Series B (Liquidity Facility: Landesbank
Hessen-Thuringen Girozentrale)	900,000	[a]	900,000
1.25%, Series F (Liquidity Facility: Landesbank
Hessen-Thuringen Girozentrale)	14,000,000	[a]	14,000,000
Jacksonville Health Facilities Authority
HR, VRDN:
Refunding (Genesis Rehabilitation Hospital)
1.30% (LOC; Bank of America)	300,000	[a]	300,000
(Southern Baptist Hospital)
1.31% (LOC; Bank of America)	2,000,000	[a]	2,000,000
Lake County Industrial Development Authority
Industrial Revenue, VRDN (U.S. Nutraceuticals
LLC Project) 1.45% (LOC; Huntington NB)	1,780,000	[a]	1,780,000
Lee County Housing Finance Authority, VRDN:
MFHR (Heron Pond Apartments)
1.37% (LOC; Regions Bank)	6,500,000	[a]	6,500,000
SFMR, Merlots Program 1.26% (Insured: FNMA
and GNMA andLiquidity Facility; Wachovia Bank)	6,010,000	[a]	6,010,000
Lee County Industrial Development Authority, VRDN:
Health Care Facilities Revenue (Cypress
Cove Health Park) 1.30% (LOC; Keybank)	5,700,000	[a]	5,700,000
IDR (Currier Roof Tile Project)
1.45% (LOC; Huntington NB)	2,565,000	[a]	2,565,000
Manatee County, PCR, Refunding, VRDN
(Florida Power and Light Co. Project) 1.33%	1,500,000	[a]	1,500,000
Marion County Industrial Development
Authority, IDR, VRDN:
Refunding (Florida Convalescent Centers Project)
1.30% (LOC; Norwest Bank)	550,000	[a]	550,000
(Universal Forest Products)
1.35% (LOC; Wachovia Bank)	2,500,000	[a]	2,500,000
Martin County, PCR, Refunding, VRDN
(Florida Power and Light Co. Project) 1.30%	36,200,000	[a]	36,200,000

10

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Miami-Dade County:
Special Obligation Revenue, Capital Asset Acquisition
2%, 4/1/2004 (Insured; AMBAC)	150,000		150,287
StormWater Utility Revenue 3.70%, 4/1/2004
(Insured; AMBAC)	100,000		100,653
Transportation Revenue, CP 1.09%, 1/8/2004
(Liquidity Facility: Bayerische Landesbank, JPMorgan
Chase Bank and State Street Bank and Trust Co.)	5,000,000		5,000,000
Miami-Dade County Industrial Development Authority, VRDN:
IDR:
(EEG Properties Inc. Project)
1.35% (LOC; Wachovia Bank)	855,000	[a]	855,000
(Fine Art Lamps Project) 1.30% (LOC; SunTrust Bank)	4,200,000	[a]	4,200,000
(Futurama Project) 1.43% (LOC; SouthTrust Bank)	1,325,000	[a]	1,325,000
Industrial Revenue (Professional Modification
Services Inc.) 1.15% (LOC; HSBC Bank USA)	14,200,000	[a]	14,200,000
Private School Revenue (Gulliver Schools Project)
1.30% (LOC; Bank of America)	1,150,000	[a]	1,150,000
Miami-Dade County Housing Finance Authority, MFHR
VRDN 1.39% (Liquidity Facility; Merrill Lynch)	8,285,000	[a]	8,285,000
North Miami, Educational Facilities Revenue:
Refunding (Johnston and Wales University Project)
3%, 4/1/2004 (Insured; XL Capital Assurance)	175,000		175,776
VRDN (Miami Country Day School Project)
1.30% (LOC; Bank of America)	150,000	[a]	150,000
City of Orange, Utilities System Revenue, Refunding
4.60%, 10/1/2004 (Insured; FGIC)	100,000		102,523
Orange County, Water Utilities System Revenue
Refunding, 4.10%, 10/1/2004	290,000		296,415
Orange County Housing Finance Authority, MFHR, VRDN
(Windsor Pines Partners)
1.20% (LOC; Bank of America)	5,545,000	[a]	5,545,000
Orange County School Board, COP, Revenue, VRDN:
1.28% (Insured; AMBAC and Liquidity Facility;
BNP Paribas)	3,325,000	[a]	3,325,000
1.30% (Insured; AMBAC and Liquidity Facility;
SunTrust Bank)	5,080,000	[a]	5,080,000
1.30% (Insured; MBIA and Liquidity Facility;
SunTrust Bank)	1,000,000	[a]	1,000,000
Orange County School District, TAN 2%, 9/16/2004	5,000,000		5,032,597
Orlando Capital Improvement, GO Notes, CP
1.11%, 1/14/2004
(Liquidity Facility; JPMorgan Chase Bank)	1,000,000		1,000,000

	T h e		F u n d	11

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Orlando Utilities Commission, Water and Electric Revenue
Refunding:
4%, 10/1/2004	500,000		510,466
5.70%, 10/1/2004	575,000		594,180
Osceola County, Sales Tax Revenue
3.95%, 4/1/2004 (Insured; FSA)	150,000		151,075
Palm Beach County:
Airport Revenue:
Refunding 5%, 10/1/2004 (Insured; MBIA)	3,910,000		4,023,345
VRDN (Jet Aviation Project)
1.40% (LOC; Credit Suisse Group)	3,400,000	[a]	3,400,000
GO Notes 7%, 12/1/2004	100,000		105,181
IDR, VRDN:
(Palm Beach Bedding Co. Project)
1.25% (LOC; Wachovia Bank)	3,220,000	[a]	3,220,000
Refunding (Eastern Metal Supply)
1.30% (LOC; Wachovia Bank)	3,350,000	[a]	3,350,000
Student Housing Revenue, VRDN
Refunding (Community College Foundation Project)
1.30% (LOC; Bank of America)	3,000,000	[a]	3,000,000
Revenue (Town of Palm Beach Restoration Project)
5%, 1/1/2004 (Insured: FSA)	100,000		100,009
Palm Beach County Educational Facilities Authority
College and University Revenue, VRDN
(Atlantic College) 1.30% (LOC; Bank of America)	11,800,000	[a]	11,800,000
Palm Beach County Health Facilities Authority, Healthcare
Facilities Revenue, VRDN (Bethesda Healthcare
System Project)1.31% (LOC; SunTrust Bank)	11,000,000	[a]	11,000,000
Palm Beach County Housing Finance Authority
MFHR, VRDN (Azalea Place Apartments Project)
1.32% (LOC; SunTrust Bank)	2,470,000	[a]	2,470,000
Palm Beach County School District, GO Notes
Refunding 4% 8/1/2004 (Insured; FGIC)	400,000		406,596
City of Pembroke Pines, Charter School Revenue
2.70%, 7/1/2004 (Insured; MBIA)	500,000		504,074
Pinellas County Health Facility Authority, Healthcare
Facilities Revenue, Refunding, VRDN, Pooled
Hospital Loan Program 1.25% (Insured; AMBAC
and Liquidity Facility; SunTrust Bank)	4,400,000	[a]	4,400,000
Pinellas County Industrial Development Authority, IDR, VRDN:
(Sure-Feed Engineering Project)
1.40% (LOC; Bank of America)	150,000	[a]	150,000
(Ven Tel Plastics Project)
1.30% (LOC; Wachovia Bank)	4,240,000	[a]	4,240,000

12

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

City of Pinellas Park, Public Improvement Revenue
Refunding 2%, 10/1/2004 (Insured; AMBAC)	460,000		462,900
Polk County Industrial Development Authority, IDR, VRDN
Refunding (Florida Convention Centers Project)
1.20% (LOC; Wells Fargo Bank)	100,000	[a]	100,000
Polk County School Board, LR, COP
3.50%, 1/1/2004 (Insured; FSA)	100,000		100,006
Putnam County Development Authority, PCR, VRDN
(National Rural Utilities-Seminole Electric):
1.45%, Series H-1	400,000	[a]	400,000
1.45%, Series H-2	530,000	[a]	530,000
City of Sanford, Utilities System Revenue, Refunding
2%, 10/1/2004 (Insured; AMBAC)	380,000		382,537
Sarasota-Manatee Airport Authority, Airport Revenue
Refunding 2%, 8/1/2004 (Insured; MBIA)	325,000		326,692
City of Sebastian, Sales Tax Revenue
2%, 4/1/2004 (Insured; MBIA)	250,000		250,523
South Broward Hospital District, Health Care Facilities
Revenue, VRDN, Putters Program 1.17% (Insured;
MBIA and Liquidity Facility; JP Morgan Chase Bank)	4,000,000	[a]	4,000,000
South Daytona, Utilities System Revenue, Refunding
2% 7/1/2004 (Insured; AMBAC)	410,000		411,722
Southeast Volusia Hospital District, Health Care Facilities
Revenue, VRDN (Bert Fish Medical Center)
1.35% (LOC; SouthTrust Bank)	3,500,000	[a]	3,500,000
St. John’s County Housing Finance Authority
MFHR, VRDN (Ponce Harbor Apartment)
1.15% (LOC; SouthTrust Bank)	6,000,000	[a]	6,000,000
St. Lucie County:
IDR, VRDN (A-1 Roof Trusses Co. Project)
1.48% (LOC; SouthTrust Bank)	1,285,000	[a]	1,285,000
SWDR, Refunding 2%, 9/1/2004 (Insured; AMBAC)	770,000		774,217
City of St. Petersburg:
Excise Tax Revenue, Refunding
4.40%, 10/1/2004 (Insured; FGIC)	4,840,000		4,957,613
Utility Tax Revenue, Refunding
5% 6/1/2004 (Insured; AMBAC)	600,000		609,570
St. Petersburg Health Facilities Authority
Healthcare FacilitiesRevenue:
VRDN (American Lung Association) 1.25%
(LOC; Wachovia Bank)	600,000	[a]	600,000
(All Children’s Hospital) 3%, 11/15/2004
(Insured; AMBAC)	280,000		284,228

	T h e		F u n d	13

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

		Principal
Tax Exempt Investments (continued)		Amount ($)		Value ($)

Sumter County Industrial Authority, Revenue, VRDN
(Villages Tri-County Medical Center)
1.35% (LOC; SunTrust Bank)		4,101,000	[a]	4,101,000
Sunshine State Governmental Financing Commission
Revenue, CP:
1.11%, 1/7/2004 (Liquidity Facility; HSH Nordbank)		2,000,000		2,000,000
1.15%, 1/7/2004 (Liquidity Facility;
Bank of Nova Scotia)		1,855,000		1,855,000
1%, 1/12/2004 (Liquidity Facility; HSH Nordbank)		16,310,000		16,310,000
1%, 1/13/2004 (Liquidity Facility; Landesbank
Hessen-Thuringen Girozentrale)		4,560,000		4,560,000
1%, 1/14/2004 (Liquidity Facility;
Dexia Credit Locale)		950,000		950,000
1%, 1/14/2004 (Liquidity Facility;
Toronto-Dominion Bank)		1,000,000		1,000,000
1.08%, 1/14/2004 (Liquidity Facility;
HSH Nordbank)		5,000,000		5,000,000
City of Tallahassee, IDR, VRDN
(Rose Printing Co. Inc. Project)
1.35% (LOC; Wachovia Bank)		2,200,000	[a]	2,200,000
City of Tamarac, Sales Tax Revenue
3%, 4/1/2004 (Insured; FGIC)		100,000		100,456
City of Tampa, Tax Allocation Bond
Tobacco and Liquor Taxes Revenue
(H. Lee Moffitt Cancer Center)
4.625%, 3/1/2004 (Insured; AMBAC)		275,000		276,555
Tampa-Hillsborough County Expressway Authority
Highway Tolls Revenue, 6%, 7/1/2004
(Insured; AMBAC)		645,000		660,550
City of Venice, Health Care Facilities Revenue
(Venice Hospital Inc. Project) 6%, 12/1/2004		100,000	[b]	106,231

Total Investments (cost $	428,888,543)	97.6%		428,888,543
Cash and Receivables (Net)		2.4%		10,409,690
Net Assets		100.0%		439,298,233

Summary of Abbreviations

AMBAC American Municipal Bond

     Assurance Corporation COP Certificate of Participation CP Commercial Paper FGIC Financial Guaranty

GO	General Obligation
HR	Hospital Revenue
IDR	Industrial Development Revenue
LOC	Letter of Credit
LR	Lease Revenue
MBIA	Municipal Bond Investors Assurance

FNMA

Federal National Mortgage Association

Insurance Corporation
MFHR	Multi-Family Housing Revenue
PCR	Pollution Control Revenue
SFMR	Single Family Mortgage Revenue

FSA Financial Security Assurance

GNMA

Government National Mortgage Association

SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes
VRDN	Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)

F1+, F1		VMIG1, MIG1, P1		SP1+, SP1, A1+, A1	75.9
AAA, AA, A [c]		Aaa, Aa, A [c]		AAA, AA, A [c]	14.0
Not Rated [d]		Not Rated [d]		Not Rated [d]	10.1
					100.0

a Securities payable on demand.Variable interest rate—subject to periodic change.

b	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

c	Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
d	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

T h e F u n d

S TAT E M E N T	O F	A S S E T S	A N D	L I A B I L I T I E S

D e c e m b e r 3 1 , 2 0 0 3 ( U n a u d i t e d )

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		428,888,543	428,888,543
Cash			9,755,303
Interest receivable			991,399
Prepaid expenses			10,135
			439,645,380

Liabilities ($):
Due to The Dreyfus Corporation and affiliates			143,442
Payable for shares of Beneficial Interest redeemed			155,947
Accrued expenses			47,758
			347,147

Net Assets ( $)			439,298,233

Composition of Net Assets ($):
Paid-in capital			439,298,233

Net Assets ( $)			439,298,233

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)			439,298,233
Net Asset Value,	offering and redemption price per share ($)		1.00

See notes to financial statements.

S TAT E M E N T O F O P E R AT I O N S

S i x M o n t h s E n d e d D e c e m b e r 3 1 , 2 0 0 3 ( U n a u d i t e d )

Investment Income ($):
Interest Income	1,521,601
Expenses:
Management fee—Note 2(a)	708,986
Shareholder servicing costs—Note 2(b)	65,926
Professional fees	31,497
Trustees’ fees and expenses—Note 2(c)	24,293
Custodian fees	16,881
Registration fees	7,863
Prospectus and shareholders’ reports	4,438
Miscellaneous	11,002
Total Expenses	870,886
Less—reduction in management fee
due to undertaking—Note 2(a)	(23,555)
Net Expenses	847,331
Investment Income—Net, representing net increase
in net assets resulting from operations	674,270

See notes to financial statements.

T h e F u n d

S TAT E M E N T O F C H A N G E S I N N E T A S S E T S

	Six Months Ended
	December 31, 2003	Year Ended
	(Unaudited)	June 30, 2003

Operations ($):
Investment income—net	674,270	2,125,854
Net realized gain (loss) on investments	—	449
Net unrealized appreciation
(depreciation) on investments	—	(40)
Net Increase (Decrease) in Net Assets
Resulting from Operations	674,270	2,126,263

Dividends to Shareholders from ($):
Investment income—net	(674,270)	(2,125,854)

Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold	605,046,655	890,130,237
Dividends reinvested	633,520	1,963,245
Cost of shares redeemed	(432,064,466)	(841,744,064)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	173,615,709	50,349,418
Total Increase (Decrease) in Net Assets	173,615,709	50,349,827

Net Assets ($):
Beginning of Period	265,682,524	215,332,697
End of Period	439,298,233	265,682,524

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	December 31, 2003		Year Ended June 30,

	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.002	.008	.015	.033	.031	.027
Distributions:
Dividends from investment
income—net	(.002)	(.008)	(.015)	(.033)	(.031)	(.027)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	.48[a]	.82	1.46	3.34	3.18	2.71

Ratios/Supplemental Data (%):
Ratio of expenses to
average net assets	.60[a]	.60	.59	.60	.60	.57
Ratio of net investment income
to average net assets	.48[a]	.80	1.43	3.26	3.15	2.67
Decrease reflected in above
expense ratios due
to undertakings by
The Dreyfus Corporation	.02[a]	.03	.03	.04	.05	.09

Net Assets, end of period
($ x 1,000)	439,298	265,683	215,333	219,044	192,902	176,345

a Annualized.

See notes to financial statements.

T h e F u n d

N O T E S T O F I N A N C I A L S TAT E M E N T S ( U n a u d i t e d )

NOTE 1—Significant Accounting Policies:

Dreyfus Florida Municipal Money Market Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment com-pany.The fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the “Manager”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost with Rule 2a-7 of the Act, which has been determined by the fund’s Board of Trustees to represent the fair value of the fund’s investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $19,416 during the period ended December 31, 2003, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended June 30, 2003, was all tax exempt income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At December 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

T h e F u n d

N O T E S T O F I N A N C I A L S TAT E M E N T S ( U n a u d i t e d ) (continued)

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at an annual rate of .50 of 1% of the value of the fund’s average daily net assets and is payable monthly. The Manager had undertaken through December 31, 2003, to reduce the management fee paid by the fund, if the fund’s aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .60 of 1% of the value of the fund’s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $23,555 during the period ended December 31, 2003.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor, an amount not to exceed an annual rate of .25 of 1% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2003, the fund was charged $39,146 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2003, the fund was charged $11,622 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

For More Information

Dreyfus Florida
Municipal Money
Market Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
Custodian
The Bank of New York
100 Church Street
New York, NY 10286
Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166
Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

By telephone

Call 1-800-645-6561

By mail Write to:

The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com

© 2004 Dreyfus Service Corporation

741SA1203

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment

Companies.

Not applicable.

Item 8. [Reserved]

Item 9. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 10. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

P:\Word Processing\NCSR Documents for Filings\741\semi-forms741.DOC-037

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Florida Municipal Money Market Fund

By:	/s/ Stephen E. Canter

Stephen E. Canter
President

Date:	February 25, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer

Date:	February 25, 2004

By:	/s/James Windels

James Windels
Chief Financial Officer

Date:	February 25, 2004

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

P:\Word Processing\NCSR Documents for Filings\741\semi-forms741.DOC-037